Exhibit 99.1

NASDAQ: ADLS UBS Global Life Sciences Conference September 24, 2008 ADVANCED LIFE SCIENCESTM Advancing Discoveries For Health

2 Safe Harbor Statement This presentation contains forward-looking statements about Advanced Life Sciences Holdings, Inc., including statements regarding the clinical trials and regulatory pathway of cethromycin. Forward-looking statements represent our management’s judgment regarding future events. The Company does not undertake any obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Our actual results could differ materially from those discussed herein due to several factors including the success and timing of our clinical trials and our ability to obtain and maintain regulatory approval and labeling of our product candidates; our plans to develop and commercialize our product candidates; the loss of key scientific or management personnel; the size and growth of potential markets for our product candidates and our ability to serve those markets; regulatory developments in the U.S. and foreign countries; the rate and degree of market acceptance of any future products; the accuracy of our estimates regarding expenses, future revenues and capital requirements; our ability to obtain and maintain intellectual property protection for our product candidates; the successful development of our sales and marketing capabilities; the success of competing drugs that become available; and the performance of third party collaborators and manufacturers. These and additional risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission.

 Anti-melanoma drug Enrolling Phase I/II clinical trial Broad biodefense countermeasure DOD contract for multiple indications Novel respiratory antibiotic NDA submission planned in Q3 Clinical Pipeline ALS-357 Cethromycin Cethromycin

4 Investment Highlights Pre-commercial stage biopharma developing cethromycin for respiratory tract infections Cethromycin designed to overcome bacterial resistance in the community NDA submission planned in Q3 for cethromycin in community acquired pneumonia (CAP) Additional downstream indications for cethromycin for market expansion opportunities, including biodefense Near-term regulatory and commercialization value drivers

5 Macrolides and Penicillins are Losing Effectiveness Resistance is driving demand for new RTI therapies 0 10 20 30 40 50 60 70 80 90 100 1990 1995 2000 2005 S. Pneumoniae: Pen-R S. Pneumoniae: Mac-R Donald E. Low; Industry Analysis, Antimicrobial Resistance, Mt. Sinai Hospital & University of Toronto, 2000 % Resistance S. Pneumoniae resistance rates approaching 40 – 60% U.S. RTI pathogen resistance

6 Fluoroquinolones Causing Collateral Damage Overuse of fluoroquinolones has caused... – Increased incidence of Clostridium difficile associated disease (CDAD) and class cross resistance • Cethromycin kills C. difficile toxin producing strains and protects against CDAD – New black box warning for tendinitis and tendon rupture – Heavy GI side effects... and may lead to decreased use of this drug class for RTIs Cethromycin designed to overcome resistance without causing collateral damage

7 Growing Demand for Antibiotics to Overcome Resistance Without Causing Collateral Damage Resistance in RTIs is a $5 billion economic burden in the U.S.1 Cost of hospitalized CAP patient failing penicillins or macrolides is $15,000 vs. $200 office visit with prescription2 Economic burden for CDAD is over $1 billion and increasing3 MCOs seek new antibiotics not associated with resistance or CDAD risk to avoid cost 1” CARTI: New Opportunities for Effective Management”, Iannini, Paul, MD, Paladino, Joseph, PharmD, Kressel, Amy, MD, CPE Forum Vol.5 No. 1, February 2006 2” “The Effect of Macrolide Resistance on the treatment of CARTI”; Low, Donald MD, Moellering, Robert, MD, File, Thomas, MD 45th ICAAC, December 2005 3” Healthcare costs and nosocomial diarrhea due to Clostridium difficile”; Kyne,L., Hamel, M.B., Polavaram, R., Kelly, C.P. Clin. Infect. Dis. 34:346-353

8 Cethromycin – Novel Respiratory Antibiotic Novel once-a-day oral antibiotic tested in nearly 5,200 subjects demonstrating strong potency and favorable safety profile Active against broad range of respiratory tract pathogens Designed to overcome penicillin and macrolide resistance Active against fluoroquinolone resistant Streptococcus pneumoniae without causing collateral damage Active against predominant strain of CA-MRSA Safety profile similar to Biaxin®; favorable hepatic and cardiac profile Small pill size with short dosing regimen

9 Macrolides 24% Other 16% Quinolones 17% Penicillins 43% U.S. Adult Oral Antibiotic Market Share 220 Million Prescriptions Total Market is $7 Billion* * IMS Data Resistance and collateral damage driving demand for new therapies

10 Cethromycin – U.S. RTI Market Potential CAP affects 6 million patients each year with 10 million physician visits Bronchitis affects 13 million patients per year Sinusitis impacts 31 million patients annually, with 25 million office visits Pediatric RTI market represents 50 million annual prescriptions

11 Cethromycin – Potential CAP Treatment CAP is gold standard for RTI and the 6th leading cause of death in the U.S. 6 million cases of CAP annually in the U.S. with annual spend of $2 billion for antibiotics Clearer regulatory pathway to approval in CAP Potent activity against Streptococcus pneumoniae – most prevalent pathogen in CAP Increased lung concentration and long post-antibiotic effect boosts CAP potency Most rapid, cost effective path to successful market launch

Downstream Indications for Cethromycin Moderate-to-Severe CAP, CA-MRSA pneumonia IV formulation for hospital CAP and IV-to-pill “switch” Bronchitis, pharyngitis and sinusitis Pediatric formulation for respiratory infections including CAP and otitis media Biodefense applications Narrowing competitive field will allow for increased share of voice for cethromycin

Spotlight on Emerging CA-MRSA Challenge Cethromycin demonstrated excellent in vitro activity against CA-MRSA clinical isolates (USA300 clone). Cethromycin was highly active against 100% of the 170 isolates tested showing MIC90 value of < 0.002 micrograms/mL 99.4% of these USA300 isolates were intermediate or resistant to macrolides MRSA is no longer confined to the hospital: Empirical treatment of CAP will warrant the use of d rugs that are active against this rapidly emerging deadly strain

14 Cethromycin – Biodefense Applications Need novel agents with new mechanisms for bioterrorism protection Superior potency in vitro vs. approved drugs against more than 30 anthrax strains and other high-priority pathogens Shown to be 100% protective for prophylactic treatment of inhalation anthrax in primates – Outperformed Cipro®, current standard of care Recently awarded $3.8M DOD contract to develop cethromycin as broad countermeasure FDA has granted cethromycin Orphan Drug status for treatment of anthrax – Anthrax program will augment NDA submission for CAP

15 Global Commercialization Strategy Assuming FDA approval, launch in CAP with commercial partners Worldwide rights (ex-Japan) With commercial partners, co-develop cethromycin for other indications; option to co-promote downstream Expect milestone and royalty based deal structure Negotiations underway to complete series of regional partnerships Pursuing HHS and DOD contracts for biodefense Key patents expire in 2016, with opportunity for extension

16 Milestones Achieved To Date Reported positive data for cethromycin in two pivotal phase III trials in CAP Favorable cardiac safety demonstrated in thorough QT study Formed National Advisory Board of physician experts to support NDA and commercialization processes Established manufacturing partnerships for API and drug product Presented 18 posters at ICAAC and IDSA on cethromycin Reported positive data from anthrax primate study; Granted Orphan Drug status for inhalation anthrax; DOD contract for multiple indications

Oncology Program Anti-melanoma drug Enrolling Phase I/II clinical trial ALS-357

ALS-357 54,000 new melanoma cases per year; no effective therapies Orphan Drug status granted by FDA Unique mechanism: induces mitochondria-mediated apoptosis Strong in vivo safety; 85% tumor regression Enrolling Phase I/II clinical trial O OH HO H H H H

19 Near-term Milestones NDA submission for CAP Commercial partnerships Key Value Drivers Conference call update morning of October 1st

20 Corporate Information Beneficial Holder Percent Ownership Common Stock (Fully Diluted) Management 19% Abbott Laboratories 3% Institutions 78% TOTAL 100% Market Nasdaq Ticker ADLS Cash Balance (6/30/08) $9.1M Shares Outstanding (fully diluted) 50.6M Share Price Range (52-week) $0.67-$2.85 Average Daily Volume (3 month avg.) 125,795

21 Investment Highlights Pre-commercial stage biopharma developing cethromycin for respiratory tract infections Cethromycin designed to overcome bacterial resistance in the community NDA submission planned in Q3 for cethromycin in community acquired pneumonia (CAP) Additional downstream indications for cethromycin for market expansion opportunities, including biodefense Near-term regulatory and commercialization value drivers

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